     Exhibit 99.1
N E W S R E L E A S E

Contact:	Investor Relations Inquiries
Edmund E. Kroll, Jr.
Senior Vice President, Finance & Investor Relations
(212) 759-0382

Media Inquiries
Marcela Manjarrez-Hawn
Senior Vice President and Chief Communications Officer
(314) 445-0790

FOR IMMEDIATE RELEASE

Centene Corporation Announces Commencement of Exchange Offers and Consent Solicitations for WellCare Notes
ST. LOUIS, November 1, 2019 - Centene Corporation (NYSE:CNC) (“Centene”) announced today the commencement, in connection with its previously announced acquisition of WellCare Health Plans, Inc. (NYSE:WCG) (“WellCare”), of exchange offers for any and all outstanding notes set forth in the table below (the “WellCare Notes”) issued by WellCare for up to $1,950,000,000 aggregate principal amount of new notes to be issued by Centene (the “Centene Notes”) and cash.
The following table sets forth the Exchange Consideration, Early Participation Payment and Total Consideration for each series of the WellCare Notes:

Title of Series/ CUSIP Number of WellCare Corporation Notes	Maturity Date	Principal Amount Outstanding	Exchange Consideration(1)	Early Participation Payment(1)	Total Consideration(1)(2)
5.25% Senior Notes due 2025 / 94946TAC0	4/1/2025	$1,200,000,000	$1,000 principal amount of Centene 5.25% Senior Notes due 2025	$2.50 in cash	$1,000 principal amount of Centene 5.25% Senior Notes due 2025 and $2.50 in cash
5.375% Senior Notes due 2026 / 94946TAD8 / U9488LAB8	8/15/2026	$750,000,000	$1,000 principal amount of Centene 5.375% Senior Notes due 2026	$2.50 in cash	$1,000 principal amount of Centene 5.375% Senior Notes due 2026 and $2.50 in cash

(1)	For each $1,000 principal amount of WellCare Notes (as defined herein) accepted for exchange.

(2)	Includes the Early Participation Payment (as defined herein).
In conjunction with the offers to exchange (each an “Exchange Offer” and collectively, the “Exchange Offers”) the WellCare Notes, Centene is concurrently soliciting consents (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures (collectively, the “WellCare Indentures”) governing the WellCare Notes and the related WellCare Notes for that series to (i) eliminate the obligation to file with the U.S. Securities and Exchange Commission or provide to holders of the WellCare Notes of such series or the trustee under such WellCare Indenture annual, quarterly, current or any other reports with respect to WellCare, (ii) eliminate substantially all of the restrictive covenants in such WellCare Indenture, (iii) eliminate the obligation to offer to repurchase the WellCare Notes of such series upon certain change of control transactions, including the acquisition of WellCare (the “Merger”), (iv) eliminate certain of the events which may lead to an “Event of Default” in such WellCare Indentures, and (v) eliminate certain restrictions on WellCare in such WellCare Indentures from consolidating with or merging with or into any other person or selling, assigning, transferring, conveying, leasing, or otherwise disposing of all or substantially all of its properties or assets to any person (collectively, the “Proposed Amendments”). The

Proposed Amendments with respect to each series of the WellCare Notes under the WellCare Indentures require the consent of the holders of not less than a majority in principal amount of such series of the WellCare Notes outstanding (the “Requisite Consents”). If the Requisite Consents are obtained for a particular series of WellCare Notes, any remaining WellCare Notes for that series not tendered and exchanged for Centene Notes will be governed by the amended indenture. Each Exchange Offer and Consent Solicitation is conditioned upon, among other things, the completion of the other Exchange Offer and Consent Solicitation, although Centene may waive such condition at any time with respect to an Exchange Offer, subject to applicable law. Any waiver of a condition by Centene with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation, as applicable.
The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the offering memorandum and consent solicitation statement dated November 1, 2019 and the related letter of transmittal and consent, and are conditioned upon the substantially concurrent closing of the Merger, which condition may not be waived by Centene, and certain other conditions that may be waived by Centene, subject to applicable law. Each Exchange Offer will expire at 5:00 p.m., New York City time, on December 2, 2019 (as the same may be extended, the “Expiration Date”), unless extended or terminated. Consents may not be revoked after the earlier of (i) 5:00 p.m., New York City time, on November 15, 2019, unless extended or terminated (the “Early Participation Date”) and (ii) the date the applicable supplemental indenture to the corresponding WellCare Indenture implementing the applicable Proposed Amendments is executed. The settlement date for the Exchange Offers is expected to occur promptly after the Expiration Date and the Expiration Date of each of the Exchange Offers is expected to be extended such that settlement occurs immediately prior to, and substantially concurrent with the closing of the Merger, which is expected to occur by the first half of 2020. As a result, the Expiration Date is expected to be extended one or more times.
For each $1,000 principal amount of WellCare Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date, Eligible Holders of WellCare Notes will be eligible to receive an early participation payment of $2.50 in cash (the “Early Participation Payment”). In addition, for each $1,000 principal amount of WellCare Notes validly tendered and not validly withdrawn prior to the Expiration Date, holders of WellCare Notes will be eligible to receive the Exchange Consideration of $1,000 principal amount of the Centene Notes of the applicable series. The total consideration consists of (a) $1,000 principal amount of Centene Notes of the applicable series issued as Exchange Consideration plus (b) the Early Participation Payment in cash (the “Total Consideration”). After the Early Participation Date, tendered WellCare Notes may be withdrawn; however, to be eligible to receive the Exchange Consideration, such withdrawn WellCare Notes must be validly re-tendered and not validly withdrawn at or prior to the Expiration Date, and any holder who re-tenders any such WellCare Notes after the Early Participation Date will not be eligible to receive the Early Participation Payment.
Each Centene Note issued in the Exchange Offers for a validly tendered WellCare Note will have an interest rate and maturity date that is identical to the interest rate and maturity date of the tendered WellCare Note, as well as identical interest payment dates and optional redemption terms. No accrued and unpaid interest is payable upon acceptance of any WellCare Notes in the Exchange Offers and Consent Solicitations. However, the first interest payment on the Centene Notes will include the accrued and unpaid interest from the applicable WellCare Notes tendered in exchange therefor so that a tendering eligible holder will receive the same interest payment it would have received had its WellCare Notes not been tendered in the Exchange Offers and Consent Solicitations. The Centene Notes will be senior unsecured obligations of Centene and will be (i) equal in right of payment with each other and with all of Centene’s existing and future senior indebtedness and (ii) senior in right of payment to all of Centene’s existing and future unsubordinated debt.
Documents relating to the Exchange Offers and Consent Solicitations will only be distributed to eligible holders of WellCare Notes who complete and return an eligibility form confirming that they are either a “qualified institutional buyer” under Rule 144A or not a “U.S. person” and outside the United States under Regulation S for purposes of applicable securities laws.
The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the offering memorandum and consent solicitation statement and related letter of transmittal and consent, copies of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 470-4200 (U.S. toll-free) or (212) 430-3774 (banks and brokers). Each of the eligibility forms is available electronically at: https://gbsc-usa.com/eligibility/centene. Holders of WellCare Notes that are not eligible holders will not be able to receive such documents, but Centene will make alternative arrangements available, subject to applicable law. Such holders should contact Global Bondholder Services Corporation to receive information about arrangements available to them.
This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the offering memorandum and consent solicitation statement and letter of transmittal and consent, and only to such persons and in such jurisdictions as are permitted under applicable law.

The Centene Notes offered in the Exchange Offers have not been registered under the Securities Act of 1933, as amended, or any state securities laws. Therefore, the Centene Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws.
About Centene

Centene Corporation, a Fortune 100 company, is a diversified, multi-national healthcare enterprise that provides a portfolio of services to government sponsored and commercial healthcare programs, focusing on under-insured and uninsured individuals. Many receive benefits provided under Medicaid, including the State Children’s Health Insurance Program (CHIP), as well as Aged, Blind or Disabled (ABD), Foster Care and Long-Term Services and Supports (LTSS), in addition to other state-sponsored programs, Medicare (including the Medicare prescription drug benefit commonly known as “Part D”), dual eligible programs and programs with the U.S. Department of Defense. Centene also provides healthcare services to groups and individuals delivered through commercial health plans. Centene operates local health plans and offers a range of health insurance solutions. It also contracts with other healthcare and commercial organizations to provide specialty services including behavioral health management, care management software, correctional healthcare services, dental benefits management, commercial programs, home-based primary care services, life and health management, vision benefits management, pharmacy benefits management, specialty pharmacy and telehealth services.

Centene uses its investor relations website to publish important information about the company, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene’s investor relations website, http://www.centene.com/investors.
Cautionary Statement on Forward-Looking Statements of Centene
All statements, other than statements of current or historical fact, contained in this communication are forward-looking statements. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof). In particular, these statements include, without limitation, statements about Centene’s future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of the Merger, Centene’s recent acquisition (the “Fidelis Care Transaction”) of substantially all the assets of New York State Catholic Health Plan, Inc., d/b/a Fidelis Care New York (“Fidelis Care”), investments and the adequacy of Centene’s available cash resources.
These forward-looking statements reflect Centene’s current views with respect to future events and are based on numerous assumptions and assessments made by Centene in light of Centene’s experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors Centene believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause Centene’s or its industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions.
All forward-looking statements included in this communication are based on information available to Centene on the date of this communication. Except as may be otherwise required by law, Centene undertakes no obligation and expressly disclaims any obligation to update or revise the forward-looking statements included in this communication, whether as a result of new information, future events or otherwise, after the date of this communication. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to, the following: (i) the risk that regulatory or other approvals required for the Merger may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and Centene’s resources or otherwise have an adverse effect on Centene; (ii) the possibility that certain conditions to the consummation of the Merger will not be satisfied or completed on a timely basis and accordingly the Merger may not be consummated on a timely basis or at all; (iii) uncertainty as to the expected financial performance of the combined company following completion of the Merger; (iv) the possibility that the expected synergies and value creation from the Merger will not be realized, or will not be realized within the expected time period; (v) the exertion of management’s time and Centene’s resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for the Merger; (vi) the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Merger or that the integration of WellCare will be more difficult or time consuming than expected; (vii) the risk that potential litigation in connection with the Merger may affect the timing or occurrence of the Merger, cause it not to close at all, or result in significant costs of defense, indemnification and liability; (viii) a downgrade of the credit rating of Centene’s indebtedness, which could give rise to an obligation to redeem existing indebtedness; (ix) unexpected costs, charges or expenses resulting from the Merger; (x) the inability to retain key personnel; (xi) disruption from the announcement, pendency and/or completion of the Merger, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (xii) the risk that, following the Merger, the combined company may not be able to effectively manage its expanded operations, (xiii) Centene’s ability to accurately predict and effectively manage health benefits and other operating expenses and reserves; (xiv) competition; (xv) membership and revenue declines or unexpected trends; (xvi) changes in healthcare practices, new technologies and advances in medicine; (xvii) increased healthcare costs, (xviii) changes in economic, political or market conditions; (xix) changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the Affordable Care Act (“ACA”), and any regulations enacted thereunder that may result from changing political conditions or judicial actions, including the ultimate outcome of the District Court decision in “Texas v. United States of America” regarding the constitutionality of the ACA; (xx) rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting Centene’s government businesses; (xxi) Centene’s ability to adequately price products on federally facilitated and state-based Health Insurance Marketplaces; (xxii) tax matters; (xxiii) disasters or major epidemics; (xxiv) the outcome of legal and regulatory proceedings; (xxv) changes in expected contract start dates; (xxvi) provider, state, federal and other contract changes and timing of regulatory approval of contracts; (xxvii) the expiration, suspension, or termination of Centene’s contracts with federal or state governments (including, but not limited to, Medicaid, Medicare, TRICARE or other customers); (xxviii) the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; (xxix) challenges to Centene’s contract awards; (xxx) cyber-attacks or other privacy or data security incidents; (xxxi) the possibility that the expected synergies and value creation from acquired businesses, including, without limitation, the Fidelis Care Transaction, will not be realized, or will not be realized within the expected time period; (xxxii) the exertion of Centene management’s time and Centene’s resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions; (xxxiii) disruption caused by significant completed and pending acquisitions, including, among others, the Fidelis Care Transaction, making it more difficult to maintain business and operational relationships; (xxxiv) the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; (xxxv) changes in expected closing dates, estimated purchase price and accretion for acquisitions; (xxxvi) the risk that acquired businesses, including Fidelis Care, will not be integrated successfully; (xxxvii) the risk that Centene may not be able to effectively manage its operations as they have expanded as a result of the Fidelis Care Transaction; (xxxviii) restrictions and limitations in connection with Centene’s indebtedness; (xxxix) Centene’s ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; (xl) availability of debt and equity financing on terms that are favorable to Centene; (xli) inflation; and (xlii) foreign currency fluctuations.
This list of important factors is not intended to be exhaustive. Centene discusses certain of these matters more fully, as well as certain other factors that may affect Centene’s business operations, financial condition and results of operations, in Centene’s filings with the Securities and Exchange Commission (the “SEC”), including the registration statement on Form S-4 filed by Centene with the SEC on May 23, 2019, and Centene’s Annual Report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, Centene cannot give assurances with respect to Centene’s future performance, including without limitation Centene’s ability to maintain adequate premium levels or Centene’s ability to control its future medical and selling, general and administrative costs.